UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 7, 2008

ALDILA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21872	13-3645590
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14145 Danielson St., Ste. B, Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (858) 513-1801

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING INFORMATION Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K and our Forms 10-Q and 8-K.

Item 2.02.  Results of Operations and Financial Condition.

And

Item 7.01.  Regulation FD Disclosure.

On May 7, 2008, Aldila, Inc. (the “Company”) reported its results of operations for its first fiscal quarter ended March 31, 2008.  A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 1.01.  Entry into a Material Definitive Agreement

and

Item 5.02 Appointment of Certain Officers

Effective as of May 15, 2008 the Company will appoint Robert J. Cierzan as Senior Vice President, Composite Materials.  He is currently the Company’s Vice President, Finance/Chief Financial Officer, Treasurer and Principal Financial Officer and Principal Accounting Officer. The existing terms of his employment will remain unchanged.

Also effective May 15, 2008, the Company will appoint Scott M. Bier (42) as Vice President, Finance/Chief Financial Officer, Treasurer and Principal Financial Officer and Principal Accounting Officer.  Mr. Bier joined the Company in 1998 as its Assistant Controller.  He was promoted to Controller in January 2002, and promoted to Vice President, Controller in December 2005.  Before joining the Company he worked as a Certified Public Accountant at the national accounting firm Deloitte.

He is not a director of any other company, none of his family members are employed nor do business with the Company, and there are no “family relationships” with any director or other officer of the Company.  Mr. Bier has no direct or indirect material interest in any transaction with the Company, except his compensation as an officer.

Mr. Bier will serve at the pleasure of the Board of Directors of the Company.  In addition to his salary, he will continue to receive an auto allowance and will continue to participate in the Company’s 401k plan and insurance programs on the terms available to all employees.  He will also continue to be a party to a Severance Protection Agreement with the Company.  His Severance Protection Agreement is the same as that entered into between the Company and its Named Executive Officers.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 7, 2008.

99.2

Severance Protection Agreement dated March 29, 2004 between the Company and Scott M. Bier (The form of which was filed as Exhibits 10.3, 10.4 and 10.5 on Form 10-Q for the quarterly period ended June 30, 1999, and is incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2008	Aldila, Inc.

/s/ Robert J. Cierzan
Robert J. Cierzan
Chief Financial Officer, Vice President,
Secretary and Treasurer